UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2018

TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	001-34657 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant's telephone number,
including area code)
N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of Texas Capital Bancshares, Inc. (the "Company") has approved an amendment and restatement of the Company's Bylaws (as so amended and restated, the "Bylaws") effective November 5, 2018, to implement certain changes as summarized below. The Board believes that the revised and new provisions are reasonable and comparable to those of similarly situated issuers.
Article II - Meetings of Stockholders

Section 2.3 - Addresses requirements for calling special meetings. The revisions seek to diminish the potential for abuse of the power to call special meetings by providing that stockholders seeking to call a special meeting must own at least 20% of the outstanding shares, with a holding period of at least one year, and must provide the notice, information and undertakings specified, which are generally comparable to the requirements for presenting matters to be considered at an annual meeting of stockholders. The prior requirement for stockholders to call special meetings was at least 10% of the outstanding shares, with no holding period, informational or undertaking requirements. The revisions describe conditions that may invalidate a special meeting request.

Section 2.6 - Revised to include procedural requirements for postponements and cancellations of otherwise duly called meetings. The Board of Directors may postpone or cancel meetings other than special meetings called by stockholders.

Section 2.8 - Added to confirm the designation and order of succession of individuals to serve as chair of stockholder meetings and the authority of the board of directors and the chair to establish rules, regulations and procedures for the conduct of meetings.

Section 2.9 - Describes notice and procedural requirements for stockholder submission of business for consideration at an annual meeting of stockholders. Stockholders are required to elect to use one or the other of the SEC’s procedures under Rule 14a-8 or the procedures specified in Section 2.9. The time during which stockholder proposals must be submitted has been revised to be not less than 100 days nor more than 130 days prior to the one year anniversary of the preceding year’s annual meeting, which dates are between December 8, 2018 and January 7, 2019 for the 2019 Annual Meeting of Stockholders. The revisions describe conditions that may cause business proposed to be brought before an annual meeting of stockholders to be deemed improper and therefore excludable.

Section 2.14 - Revised to incorporate new notice and procedural requirements for use of written consents in lieu of a meeting of stockholders set forth in Sections 9.3(b) and 9.4 as summarized below.

Article III - Board of Directors

Section 3.5 - Sets forth qualifications to serve as a director applicable to all persons proposed to be nominated for election as directors, including that they provide a written commitment confirming that (i) they are not party to any agreement, arrangement or understanding as to how they will act or vote while serving as a director or limit or interfere with their ability to comply with their fiduciary duties, (ii) they are not party to any undisclosed agreement, arrangement or understanding providing for their compensation, reimbursement or indemnification in connection with their service as a director and (iii) they will, if elected, comply with applicable laws and the Company’s publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Section 3.6 - Describes notice and procedural requirements for stockholder nominations of individuals for election as directors at special and annual meetings of stockholders. The time during which nominations for election of directors at an annual meeting must be submitted to the Company has been revised to correspond with the time during which notice of stockholder proposals to be considered at an annual meeting must be submitted pursuant to Section 2.9, which dates are between December 8, 2018 and January 7, 2019 for the 2019 Annual Meeting of Stockholders.

Article IX - Shares and Stockholders

Sections 9.3(b) and 9.4 - Describe notice and procedural requirements for stockholders requesting that the Board of Directors fix a record date for taking action by written consent without a meeting. The revisions add a requirement that stockholders who request that the Board fix a record date for taking action by written consent must own at least 10% of the outstanding shares, and require that the stockholders provide the notice, information and undertakings specified, which are generally comparable to the requirements for presenting matters to be considered at an annual meeting of stockholders.

In addition to the revisions described above, a number of non-substantive, ministerial, clarifying and conforming changes have been made throughout the Bylaws that are intended to modernize various provisions of the Bylaws and to provide clarification and consistency.

The foregoing summary is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1, and to the redlined comparison of the Bylaws to the Company’s Bylaws as in effect prior to their amendment and restatement, which is attached hereto as Exhibit 3.2, which are incorporated herein by reference.

The Company welcomes communications from stockholders regarding governance matters. Stockholders may communicate with the board of directors by sending an e-mail to bod@texascapitalbank.com or by sending a letter to the Board of Directors, c/o Corporate Secretary, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Texas Capital Bancshares, Inc.

3.2	Amended and Restated Bylaws of Texas Capital Bancshares, Inc. Redlined Comparison

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 5, 2018	TEXAS CAPITAL BANCSHARES, INC.

		By:	/s/ Julie Anderson
Julie Anderson Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Bylaws of Texas Capital Bancshares, Inc.

3.2	Amended and Restated Bylaws of Texas Capital Bancshares, Inc. Redlined Comparison